SUPPLEMENT TO PROSPECTUS
The date of this supplement is April 29, 2016.

MFS® Research International Fund

Effective immediately, the sub-section entitled "Portfolio Manager(s)" under the main heading "Summary of Key Information" is restated in its entirety as follows:
Portfolio Manager(s)

Portfolio Manager	Since	Title
Jose Luis Garcia	2005	Investment Officer of MFS
Victoria Higley	April 2016	Investment Officer of MFS
Thomas Melendez	2005	Investment Officer of MFS
Effective immediately, the sub-section entitled "Portfolio Manager(s)" under the main heading "Management of the Fund" is restated in its entirety as follows:
Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund's SAI.
Portfolio Manager	Primary Role	Five Year History
Jose Luis Garcia	Portfolio Manager, General Oversight of a Team of Investment Professionals	Employed in the investment area of MFS since 2002
Victoria Higley	Portfolio Manager, General Oversight of a Team of Investment Professionals	Employed in the investment area of MFS since 2011; United Kingdom Institutional Client Director of Fidelity International from 2009 to 2011
Thomas Melendez	Portfolio Manager, General Oversight of a Team of Investment Professionals	Employed in the investment area of MFS since 2002

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